UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2024

TREASURE HOLDCO, INC.

(Exact name of registrant as specified in charter)

Delaware	000-56679	99-0807091
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 Oakley Street

Evansville, Indiana 47710

(Address of principal executive offices / Zip Code)

(812) 424-2904

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act.

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 29, 2024, Treasure Holdco, Inc. (“Spinco”), amended its Certificate of Incorporation to increase the total number of shares of stock that Spinco is authorized to issue from 1,000 to 115,500,000 (the “Charter Amendment”), all of which are shares of Common Stock, par value $0.01 per share. The Charter Amendment was filed in connection with the planned distribution of all of the issued and outstanding shares of Spinco’s Common Stock to the holders of common stock of Berry Global Group, Inc. (“Berry”) in connection with the previously announced combination of Berry’s Health, Hygiene and Specialties Global Nonwovens and Films business (the “HHNF Business”) with Glatfelter Corporation, a Pennsylvania corporation (“Glatfelter”), in a Reverse Morris Trust transaction.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Treasure Holdco, Inc., effective October 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Concerning Forward-Looking Statements

Statements in this Report that are not historical, including statements relating to the expected timing, completion and effects of the proposed transaction between Berry and Glatfelter, are considered “forward-looking” within the meaning of the federal securities laws and are presented pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “could,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “outlook,” “anticipates” or “looking forward,” or similar expressions that relate to strategy, plans, intentions, or expectations. All statements relating to estimates and statements about the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, benefits of the transaction, including future financial and operating results, executive and Board transition considerations, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts are forward-looking statements. In addition, senior management of Berry and Glatfelter, from time to time may make forward-looking public statements concerning expected future operations and performance and other developments.

Actual results may differ materially from those that are expected due to a variety of factors, including without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated or may be delayed; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner; risks that the anticipated tax treatment of the proposed transaction is not obtained; risks related to potential litigation brought in connection with the proposed transaction; uncertainties as to the timing of the consummation of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; risks and costs related to the implementation of the separation of the HHNF Business into Spinco, including timing anticipated to complete the separation; any changes to the configuration of the businesses included in the separation if implemented; the risk that the integration of the combined company is more difficult, time consuming or costly than expected; risks related to financial community and rating agency perceptions of each of Berry and Glatfelter and its business, operations, financial condition and the industry in which they operate; risks related to disruption of management time from ongoing business operations due to the proposed transaction; failure to realize the benefits expected from the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their counterparties, and on their operating results and businesses generally; and other risk factors detailed from time to time in Glatfelter’s and Berry’s reports filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus and the registration statements filed with the SEC in connection with the proposed transaction. The foregoing list of important factors may not contain all of the material factors that are important to you. New factors may emerge from time to time, and it is not possible to either predict new factors or assess the potential effect of any such new factors. Accordingly, readers should not place undue reliance on those statements. All forward-looking statements are based upon information available as of the date hereof. All forward-looking statements are made only as of the date hereof and neither Berry nor Glatfelter undertake any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Additional Information and Where to Find It

This Report may be deemed to be solicitation material in respect of the proposed transaction between Berry and Glatfelter. In connection with the proposed transaction, Glatfelter filed the Registration Statement with the SEC which was declared effective on September 17, 2024. Glatfelter has also filed a Proxy Statement/Prospectus which was sent to Glatfelter’s shareholders on or about September 20, 2024. In addition, Spinco filed a registration statement on Form 10 in connection with its separation from Berry. This Report is not a substitute for the registration statements, proxy statement/prospectus or any other document which Berry and/or Glatfelter may file with the SEC. STOCKHOLDERS OF BERRY AND GLATFELTER ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of the registration statements and Proxy Statement/Prospectus as well as other filings containing information about Berry and Glatfelter, as well as Spinco, without charge, at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Berry or Spinco will be made available free of charge on Berry’s investor relations website at ir.berryglobal.com. Copies of documents filed with the SEC by Glatfelter will be made available free of charge on Glatfelter’s investor relations website at www.glatfelter.com/investors.

No Offer or Solicitation

This Report is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to sell, subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TREASURE HOLDCO, INC.
(Registrant)

Dated: November 4, 2024	By:	/s/ Jason K. Greene
Name: Jason K. Greene
Title: General Counsel